UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

ORTHO CLINICAL DIAGNOSTICS HOLDINGS PLC

(Exact name of registrant as specified in charter)

England and Wales	001-39956	98-1574150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Route 202, Raritan, New Jersey		08869
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.00001 par value	OCDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated in the Registration Statement on Form S-1 (File No. 333-251875) relating to the initial public offering (the “Offering”) of the Company’s ordinary shares, nominal value $0.00001 per share, the Company’s new Articles of Association (the “Articles”) became effective in connection with the completion of the Offering on February 1, 2021.

The Articles are attached hereto as exhibit 3.1 and a summary of certain provisions of the Articles is set forth under the caption “Description of share capital and articles of association” in the Company’s prospectus (the “Prospectus”), dated January 27, 2021, filed pursued to Rule 424(b) of the Securities Act. Such description and exhibit are incorporated by reference herein.

Item 8.01    Other Events.

On February 1, 2021, the Company completed the Offering of 76,000,000 of its ordinary shares for cash consideration of $17.00 per share ($16.32 per share, net of underwriting discounts) for approximately $1,240,320,000 in net proceeds before expenses.

On February 4, 2021, the Company issued a press release announcing that it had completed the sale of an additional 11,400,000 of its ordinary shares to the underwriters of the Offering for cash consideration of $17.00 per share ($16.32 per share, net of underwriting discounts), pursuant to their exercise of the over-allotment option granted to them in connection with the Offering. The Company received additional net proceeds of approximately $186,048,000 before expenses. A copy of the press release is attached hereto as exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Articles of Association of Ortho Clinical Diagnostics Holdings plc.

99.1	Press release of Ortho Clinical Diagnostics Holdings plc, dated February 4, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ortho Clinical Diagnostics Holdings plc

Date: February 4, 2021	By: /s/ Joseph M. Busky
Name: Joseph M. Busky
Title: Chief Financial Officer